SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of report (Date of earliest event
                                   reported):
                                 APRIL 11, 2001

                                  SAUCONY, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

                                    000-05083
                            (Commission File Number)

                                   04-1465840
                        (IRS Employer Identification No.)

                               13 CENTENNIAL DRIVE
                             PEABODY, MASSACHUSETTS
                    (Address of Principal Executive Offices)

                                      01960
                                   (Zip Code)

                                 (978) 532-9000
              (Registrant's telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant.

     Upon the recommendation of the Registrant's Audit Committee, the Registrant's Board of Directors determined to change the principal accountants for the Registrant from PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to Arthur Andersen LLP ("Arthur Andersen"), effective as of April 11, 2001.

     During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its report. PricewaterhouseCoopers' reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

     The Registrant requested PricewaterhouseCoopers to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated April 17, 2001 is filed as Exhibit 16.1 to this Form 8-K.

     The Registrant engaged Arthur Andersen as the Registrant's principal accountants effective as of April 11, 2001. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Arthur Andersen, neither the Registrant nor anyone on its behalf consulted with Arthur Andersen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Arthur Andersen that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         Exhibit No.                Description
         -----------                -----------

         16.1 Letter from PricewaterhouseCoopers LLP, dated April 17, 2001, regarding change in certifying accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SAUCONY, INC.

Date: April 17, 2001                        By:  /s/ MICHAEL UMANA
                                            ----------------------
                                            Michael Umana
                                            Senior Vice President, Finance and
                                            Chief Financial Officer


                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

         16.1 Letter from PricewaterhouseCoopers LLP, dated April 17, 2001, regarding change in certifying accountant.